Inventories	12 Months Ended
Dec. 31, 2020
Subclassifications of assets, liabilities and equities [abstract]
Inventories	Inventories

Inventories
($ millions)	December 31, 2020	December 31, 2019
Crude oil, natural gas and NGL	409	627
Refined petroleum products	411	553
Trading inventories measured at fair value less costs to sell	121	155
Materials, supplies and other	174	151
End of year	1,115	1,486
Impairment of inventory to net realizable value for the year ended December 31, 2020 was $7 million (December 31, 2019 – $15 million), as a result of declining market benchmark prices.
Trading inventories measured at fair value less costs to sell consist of natural gas inventories and crude oil inventories. The fair value measurement incorporates exit commodity prices and adjustments for quality and location.